Registration Nos: 2-91948

811-4061

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 32

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940, as amended

☒	Amendment No. 31

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

(Exact name of Registrant as specified in Charter)

125 Broad Street, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(203) 890-7026

(Registrant’s telephone number, including Area Code)

Robert I. Frenkel
Secretary

Smith Barney Managed Governments Fund Inc.

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☒	on November 26, 2004 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	on pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:    Common Stock

SMITH BARNEY

MANAGED GOVERNMENTS FUND INC.

Class A, B, C and Y Shares

November 26, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Smith Barney Managed Governments Fund Inc.

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Investments, risks and performance

Investment objective

The fund seeks high current income consistent with liquidity and safety of capital.

Principal investment strategies

Key investments Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowing for investment purposes, in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or other investments with similar economic characteristics. The fund’s portfolio will consist principally of “mortgage-backed” securities issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Mortgage-backed securities represent the right to receive payments of principal and/or interest on a pool of mortgages. Some government securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury; some, such as Federal Home Loan Bank obligations, are supported by the right of the issuer to borrow from the U.S. government; and some, such as FNMA and FHLMC certificates, are backed only by the credit of the issuer itself.

Selection process The manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

■	Determines sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and relative value factors based on interest rate outlook
■	Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk
■	Monitors the spreads between U.S. Treasury and government agency or instrumentality issuers and purchases agency and instrumentality issues that it believes will provide a yield advantage
■	Uses research to uncover inefficient sectors of the government securities and mortgage markets and adjusts portfolio positions to take advantage of new information

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Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline. These securities may also fluctuate in value based on the perceived creditworthiness of issuers
■	Interest rates increase, causing the prices of fixed income securities to decline which would reduce the value of the fund’s portfolio
■	As interest rates decline, the issuers of mortgage-related or callable securities held by the fund pay principal earlier than scheduled or exercise a right to call the securities, thereby forcing the fund to reinvest in lower yielding securities
■	As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, thereby locking in below-market interest rates and reducing the value of these securities
■	The manager’s judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Although mortgage pools issued by certain U.S. agencies are guaranteed with respect to payments of principal and interest, this guarantee does not apply to losses resulting from declines in the market value of such securities.

Who may want to invest The fund may be an appropriate investment if you:

■	Are seeking income consistent with preservation of capital
■	Are willing to accept the interest rate risks and market risks of investing in government bonds and mortgage-backed securities
■	Are seeking diversification by investing in a fixed-income mutual fund

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Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and an index of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the performance for Class A shares reflects the impact of taxes paid on the redemption of shares at the end of the period, and the reinvestment of dividends and distributions. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Quarterly returns:

(for periods shown in the bar chart)

Highest: 4.67% in 3rd quarter 2001; Lowest: (2.43)% in 1st quarter 1994. Year to date: 2.09% through 9/30/04.

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Average Annual Total Returns

For Periods Ended December 31, 2003

Class A	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	(3.07)%	4.03%	5.03%	7.49%	09/04/84
Return After Taxes on Distributions(1)	(4.23)%	2.06%	2.73%	N/A
Return After Taxes on Distributions and Sale of Fund Shares(1)	(2.01)%	2.19%	2.81%	N/A
OTHER CLASSES (Return Before Taxes Only)
Class B	(3.53)%	4.26%	4.95%	5.40%	11/06/92
Class C(2)	(0.04)%	4.51%	N/A	5.01%	06/29/93
Class Y	1.75%	5.32%	N/A	5.85%	02/07/96
Lehman Index(3)	2.36%	6.26%	6.72%	N/A	N/A
Lipper Average(4)	2.53%	5.70%	5.89%	N/A	N/A
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses.
(2)	Effective as of April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual total returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3)	The Lehman Brothers Government Bond Index (the “Lehman Index”) is an unmanaged broad-based index of all public debt obligations of the U.S. government and its agencies, but reflects no deduction for fees, expenses or taxes. An investor cannot invest directly in an index.
(4)	The Lipper U.S. Mortgage Average (the “Lipper Average”) is an average composed of the fund’s peer group of mutual funds investing in U.S. mortgage-backed securities, but reflects no deduction for sales charges, or taxes. An investor cannot invest directly in an average.

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Fee Table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.50%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	4.50%	1.00%	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Advisory and administration fee	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	None
Other expenses	0.14%	0.17%	0.17%	0.06%

Total annual fund operating expenses*	1.04%	1.57%	1.52%	0.71%
*	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

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Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$551	$766	$998	$1,664
Class B (redemption at end of period)	$610	$796	$955	$1,725	*
Class B (no redemption)	$160	$496	$855	$1,725	*
Class C (redemption at end of period)	$255	$480	$829	$1,813
Class C (no redemption)	$155	$480	$829	$1,813
Class Y (with or without redemption)	$73	$227	$395	$883
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on U.S. government securities, interest rate futures and options on interest rate futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on the fund’s exposure to interest rates or exposure to changes in the value of individual securities. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or the markets for individual securities are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Mortgage Dollar Rolls The fund may invest up to 30% of its assets in mortgage dollar roll transactions, where the fund sells a mortgage related security and simultaneously agrees to repurchase, at a future date, another mortgage related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The benefits from these transactions depend on the manager’s ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if the securities to be repurchased decline in value before the date of repurchase.

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Reverse repurchase agreements. The fund may invest up to 33% of its assets in reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the manager. Such transactions may increase fluctuations in the market value of fund assets and the fund’s yield and may be viewed as a form of leverage.

Risk of high portfolio turnover The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

Manager The fund’s investment adviser and administrator is Smith Barney Fund Management LLC (the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGM”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of secu -

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rities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Roger Lavan and David Torchia, investment officers of the manager and managing directors of CGM, have been responsible for the day-to-day management of the fund’s portfolio since July, 2002. Mr. Lavan has 19 years of industry experience, with the last 14 of those years with the manager and its affiliates. Mr. Torchia has 20 years of industry experience, with the last 16 of those years with the manager and its affiliates.

Management fees For its services during the fiscal year ended July 31, 2004 the manager received an advisory fee and an administrative fee equal to 0.45% and 0.20%, respectively, of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“CTB”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. to serve as the fund’s sub- transfer agent (the “sub-transfer agent”). The sub-transfer agent performs

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certain functions including shareholder record keeping and accounting services.

In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; CTB, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the

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class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50
Qualified Retirement Plans*	$25	$15 million	$25
Simple IRAs	$1	n/a	$1
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

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Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. Your Service Agent receives different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 4.50%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $500,000 or more if you redeem within 1 year of purchase	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.70% of average daily net assets	None
Exchange Privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

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More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ web site. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends reinvested in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/ Dealer commission as a % of offering price
Less than $25,000	4.50	4.71	4.50
$25,000 but less than $50,000	4.00	4.17	4.00
$50,000 but less than $100,000	3.50	3.63	3.50
$100,000 but less than $250,000	2.50	2.56	2.50
$250,000 but less than $500,000	1.50	1.52	1.50
$500,000 or more	-0-	-0-	1.00	*
*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after

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purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchase by qualified and non-qualified retirement plans with an omnibus relationship with the fund you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege – lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned

■	by you, or
■	by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent – lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge made within 90 days before you sign the letter.

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Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the fund name.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.50%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)	On the date the shares originally acquired would have converted into Class A shares

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Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive commissions of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

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Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds web site: http://www.smithbarneymutualfunds.com and click on the name of the fund.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

Smith Barney Managed Governments Fund Inc.

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at
1-800-451-2010.

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17

Through a systematic investment plan

You may authorize your Service Agent or the sub-
transfer agent to transfer funds automatically from
(i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

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Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

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19

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Smith Barney Managed Governments Fund Inc.

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■    The name of the fund and your account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

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Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plans) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by
certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

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Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

Smith Barney Managed Governments Fund Inc.

22

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund’s performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates for the fund, such certificates will continue to be honored.

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23

Dividends, distributions and taxes

Dividends and distributions The fund pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and capital gain distributions are taxable whether received in cash or reinvested in additional fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

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24

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its fund securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after the close of the relevant market, the fund may price those securities at fair value as determined in good faith by the board of directors, generally based upon recommendations provided by the manager. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the NYSE. Fair valuation is determined in accordance with the procedures approved by the fund’s board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or other fair value procedures to price the same securities.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Class A share of capital stock outstanding throughout each year ended July 31:

Class A Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$12.50	$12.87	$12.56	$12.03	$12.09
Income (loss) from operations:
Net investment income	0.42	0.37	0.59	0.69	0.73
Net realized and unrealized gain (loss)	0.05	(0.22)	0.29	0.56	(0.09)
Total income from operations	0.47	0.15	0.88	1.25	0.64
Less distributions from:
Net investment income	(0.40)	(0.45)	(0.57)	(0.70)	(0.70)
Capital	—	(0.07)	—	(0.02)	—
Total distributions	(0.40)	(0.52)	(0.57)	(0.72)	(0.70)
Net asset value, end of year	$12.57	$12.50	$12.87	$12.56	$12.03
Total return	3.77%	1.15%	7.17%	10.68%	5.49%
Net assets, end of year (000s)	$215,950	$252,312	$277,136	$270,884	$270,559
Ratios to average net assets:
Expenses	1.04%	1.02%	1.05%	1.04%	1.05%
Net investment income	3.34	2.87	4.67	5.58	6.05
Portfolio turnover rate	40%*	457%	335%	275%	173%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 855%.

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For a Class B share of capital stock outstanding throughout each year ended July 31:

Class B Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$12.51	$12.88	$12.57	$12.03	$12.09
Income (loss) from operations:
Net investment income	0.35	0.30	0.52	0.62	0.66
Net realized and unrealized gain (loss)	0.04	(0.21)	0.29	0.57	(0.08)
Total income from operations	0.39	0.09	0.81	1.19	0.58
Less distributions from:
Net investment income	(0.33)	(0.39)	(0.50)	(0.63)	(0.64)
Capital	—	(0.07)	—	(0.02)	—
Total distributions	(0.33)	(0.46)	(0.50)	(0.65)	(0.64)
Net asset value, end of year	$12.57	$12.51	$12.88	$12.57	$12.03
Total return	3.13%	0.62%	6.60%	10.17%	4.91%
Net assets, end of year (000s)	$24,140	$36,266	$38,431	$30,310	$39,499
Ratios to average net assets:
Expenses	1.57%	1.53%	1.56%	1.54%	1.58%
Net investment income	2.78	2.35	4.13	5.11	5.52
Portfolio turnover rate	40%*	457%	335%	275%	173%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 855%.

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For a Class C share of capital stock outstanding throughout each year ended July 31:

Class C Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net asset value, beginning of year	$12.51	$12.88	$12.57	$12.03	$12.09
Income (loss) from operations:
Net investment income	0.35	0.30	0.53	0.62	0.67
Net realized and unrealized gain (loss)	0.04	(0.20)	0.29	0.58	(0.08)
Total income from operations	0.39	0.10	0.82	1.20	0.59
Less distributions from:
Net investment income	(0.33)	(0.40)	(0.51)	(0.64)	(0.65)
Capital	—	(0.07)	—	(0.02)	—
Total distributions	(0.33)	(0.47)	(0.51)	(0.66)	(0.65)
Net asset value, end of year	$12.57	$12.51	$12.88	$12.57	$12.03
Total return	3.17%	0.71%	6.69%	10.26%	5.00%
Net assets, end of year (000s)	$11,233	$20,796	$21,740	$6,463	$3,879
Ratios to average net assets:
Expenses	1.52%	1.50%	1.46%	1.46%	1.51%
Net investment income	2.80	2.35	4.17	5.08	5.60
Portfolio turnover rate	40%*	457%	335%	275%	173%

(1)	On April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 855%.

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For a Class Y share of capital stock outstanding throughout each year ended July 31:

Class Y Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$12.50	$12.87	$12.56	$12.03	$12.10
Income (loss) from operations:
Net investment income	0.47	0.41	0.63	0.73	0.77
Net realized and unrealized gain (loss)	0.03	(0.21)	0.29	0.57	(0.09)
Total income from operations	0.50	0.20	0.92	1.30	0.68
Less distributions from:
Net investment income	(0.44)	(0.50)	(0.61)	(0.75)	(0.75)
Capital	—	(0.07)	—	(0.02)	—
Total distributions	(0.44)	(0.57)	(0.61)	(0.77)	(0.75)
Net asset value, end of year	$12.56	$12.50	$12.87	$12.56	$12.03
Total return	4.03%	1.49%	7.55%	11.08%	5.79%
Net assets, end of year (000s)	$179,231	$143,706	$125,474	$113,555	$120,270
Ratios to average net assets:
Expenses	0.71%	0.69%	0.70%	0.70%	0.71%
Net investment income	3.72	3.15	5.01	5.91	6.40
Portfolio turnover rate	40%*	457%	335%	275%	173%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 855%.

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Smith Barney

Managed

Governments

Fund Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-4551)

FD00212 11/04

November 26, 2004

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of the Smith Barney Managed Governments Fund Inc. (the “fund”) dated November 26, 2004, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund’s investments is available in the fund’s annual report to shareholders that is incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or financial institution (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number above.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund’s investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies that the fund may utilize and certain risks attendant to such investments, policies and strategies. Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as investment adviser to the fund.

The investment objective of the fund is to provide investors with high current income consistent with liquidity and safety of capital. This objective may not be changed without the approval of the holders of a majority of the fund’s shares. There can be no assurance that the fund will achieve its investment objective.

The fund invests substantially all of its assets in U.S. government securities and, under normal circumstances, the fund is required to invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in such securities or other investments with similar economic characteristics. The fund’s portfolio of U.S. government securities consists primarily of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Assets not invested in such mortgage-backed securities are invested primarily in direct obligations of the United States Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds (“U.S. Treasury Securities”), and other U.S. government securities. Obligations issued by U.S. government agencies and instrumentalities include: obligations that are supported by the full faith and credit of the United States, such as GNMA certificates and obligations of the General Services Administration and Maritime Administration; securities that are supported by the right of the issuer to borrow from the United States Treasury under certain circumstances, such as securities of FNMA Federal Home Loan Banks and others; and securities that are supported only by the credit of the instrumentality, such as FHLMC certificates. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund invests in obligations issued by such an instrumentality only when SBFM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

The composition and weighted average maturity of the fund’s portfolio will vary from time to time, based upon the determination of the fund’s management of how best to further the fund’s investment objective. The fund may invest in U.S. government securities of all maturities: short-term, intermediate-term and long-term. The fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repurchase agreements with maturities in excess of seven days). The fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk. The fund also is authorized to borrow in an amount of up to 10% of its total assets under unusual or emergency circumstances, including when necessary to meet redemptions, and to pledge its assets to the same extent in connection with such borrowings. When the manager believes that market conditions warrant, the fund may, for temporary defensive purposes and without limitation, invest in short-term instruments including certificates of deposit of domestic banks and repurchase agreements involving U.S. government securities. Repurchase agreements also may be used as one of the fund’s normal investment techniques.

With respect to the 80% investment policy (as described above), this percentage requirement will not be applicable during periods when the fund pursues a temporary defensive strategy, as discussed in the prospectus. The fund’s 80% investment policy is non-fundamental and may be changed by the board of directors to become effective upon at least 60 days’ notice to shareholders of the fund prior to any such change.

Mortgage-Backed Government Securities

GNMA certificates are liquid securities and represent ownership interests in a pool of mortgages issued by a mortgage banker or other mortgagee. Distributions on GNMA certificates include principal and interest components. GNMA, a wholly owned corporation within the U.S. Department of Housing and Urban Development, guarantees timely payment of principal and interest on GNMA certificates; this guarantee is deemed a general obligation of the United States, backed by its full faith and credit.

Each of the mortgages in a pool supporting a GNMA certificate is insured by the Federal Housing Administration or the Rural Housing Services, or is insured or guaranteed by the Veterans Administration. The mortgages have maximum maturities of 40 years. Government statistics indicate, however, that the average life of the underlying mortgages is shorter, due to scheduled amortization and unscheduled prepayments (attributable to voluntary prepayments or foreclosures). These statistics indicate that the average life of the mortgages backing most GNMA certificates, which are single-family mortgages with 25 to 30 year maturities, ranges from two to ten years depending on the mortgages’ coupon rate, and yields on pools of single-family mortgages are often quoted on the assumption that the prepayment rate for any given pool will remain constant over the life of the pool. (The actual maturity of specific GNMA certificates will vary based on the payment experience of the underlying mortgage pool.) Based on this constant prepayment assumption, GNMA certificates have had historical yields at least 3/4 of 1% greater than the highest grade corporate bonds. Actual yield comparisons will vary with the prepayment experience of specific GNMA certificates.

The fund also may invest in pass-through securities backed by adjustable-rate mortgages, which have been issued by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages.

The average maturity of FHLMC and FNMA mortgage-backed pools, like GNMA mortgage-backed pools, varies with the maturities of the underlying mortgage instruments, and a pool’s stated average life also may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. As noted above, it is a common practice to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The actual maturity of and realized yield on specific FHLMC and FNMA certificates will vary based on the prepayment experience of the underlying pool of mortgages.

The GNMA certificates in which the fund will invest will be of the “modified pass-through” type, which means that the scheduled monthly interest and principal payments related to mortgages in the pool backing the certificates will be “passed-through” to investors. Timely payment of principal and interest on GNMA certificates is guaranteed by GNMA and backed by the full faith and credit of the United States, but market value and yield are not guaranteed.

Mortgage participation certificates issued by FHLMC and FNMA generally represent ownership interests in a pool of fixed-rate conventional mortgages. Timely payment of principal and interest on these certificates is guaranteed solely by the issuer of the certificates. FHLMC and FNMA are government-sponsored corporations owned entirely by private stockholders, which are subject to general regulation by the Secretary of Housing and Urban Development.

Mortgage-backed U.S. government securities differ from conventional bonds in that principal is paid back to the certificate holder over the life of the loan rather than at maturity. As a result, the fund will receive monthly scheduled payments of principal and interest. In addition, the fund may receive unscheduled principal payments representing prepayments on the underlying mortgages, which will cause the maturity of and realized yield on specific GNMA, FNMA and FHLMC certificates to vary based on the prepayment experience of the underlying pool of mortgages. The fund will reinvest all payments and unscheduled prepayments of principal in additional GNMA, FNMA and FHLMC certificates or other U.S. government securities (which may have lower interest rates than the balance of the obligations held by the fund), and will distribute the interest to shareholders in the form of monthly dividends.

To the extent they are purchased at par or at a discount, GNMA certificates offer a high degree of safety of principal investment because of the GNMA guarantee, and other mortgage-backed U.S. government securities also are believed to offer significant safety of principal investment although securities of certain government sponsored enterprises are backed only by their credit. If the fund buys mortgage-backed U.S. government securities at a premium, however, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund’s principal investment to the extent of the premium paid.

U.S. Government Securities

Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

In addition to direct obligations of the United States Treasury, debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities (“U.S. government securities”) include securities issued or guaranteed by the Federal Housing Administration, Federal Financing Bank, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, Resolution Trust Corporation, District of Columbia Armory Board, Student Loan Marketing Association and various institutions that previously were or currently are part of the Farm Credit System.

The fund may invest up to 5% of its net assets in Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either the aforementioned forms or a combination of those forms.

Investment in Exchange Rate-Related Securities entails special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by domestic or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities because of conditions in the debt and foreign currency markets. Illiquidity in the forward exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Forward Roll Transactions

In order to enhance current income, the fund may invest up to 30% of its assets in forward roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the fund sells a mortgage security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. At the time the fund enters into a forward roll transaction, it will place in a segregated custodial account cash and liquid debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that such equivalent value is maintained.

Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by the fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide the fund with the opportunity for higher income, this leveraging practice will increase the fund’s exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause the fund’s net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause the fund’s net asset value per share to decrease faster than would otherwise be the case.

Writing Put and Call Options

The fund may from time to time write covered put and call options on U.S. government securities in its portfolio. The fund will realize a fee (referred to as a “premium”) when it writes an option. The fund will only write covered put and call options, which means that for so long as the fund remains obligated as the writer of the option it will, in the case of a call option, continue to own the underlying security and, in the case of a put option, maintain an amount of cash or liquid securities in a segregated account equal to the exercise price of the option. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the optionholder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option has the right to compel the fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option has the right to purchase from the fund the underlying security owned by the fund at the agreed-upon price for a specified time period.

Upon the exercise of a put option, the fund may suffer a loss equal to the difference between the price at which the fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option, the fund may suffer a loss equal to the excess of the security’s market value at the time of the option exercise over the fund’s acquisition cost of the security, less the premium received for writing the option. The fund ordinarily will write only covered put and call options for which a secondary market exists on a national securities exchange or in the over-the-counter market.

In order to realize a profit, to prevent an underlying security from being called or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the option’s expiration), the fund may engage in a closing purchase transaction. The fund will incur a loss if the cost of the closing purchase transaction, plus transaction costs, exceeds the premium received upon writing the original option. To effect a closing purchase transaction, the fund would purchase, prior to the exercise of an option that it has written, an option of the same series as that on which it desires to terminate its obligation. There can be no assurance that the fund will be able to effect a closing purchase transaction at a time when it wishes to do so. The obligation of the fund to purchase or deliver securities, respectively, upon the exercise of a covered put or call option which it has written terminates upon the effectuation of a closing purchase transaction.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premium that the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above, the current market values of the underlying securities at the times the options are written. In the case of call options these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when the manager expects that the price of the underlying security will remain flat or decline moderately during the options period, (b) at-the-money call options when the manager expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declined and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-money, at-the-money and in-the-money put options (the reverse of call options as to the relations of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

Additional risks exist with respect to certain of the U.S. government securities for which the fund may write covered call options. If the fund writes covered call options on mortgage-backed securities, the securities it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

Purchasing Put and Call Options

Buying a put option on a U.S. government security will give the fund the right to sell the security at a particular price and may act to limit, until that right expires, the fund’s risk of loss through a decline in the market value of the security. Any appreciation in the value of the underlying security will be offset in part by the amount of the premium the fund pays for the put option and any related transaction costs. By purchasing a put option on a security it does not own, the fund would seek to benefit from a decline in the market price of its investment portfolio generally. If the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund would lose its entire investment in the put option. For a transaction in a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. The fund would not purchase a put option if, as a result of the purchase, more than 10% of the fund’s assets would be invested in put options.

As the holder of a call option on a U.S. government security, the fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The fund would purchase a call option to acquire the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable the fund to fix its costs of acquiring the underlying security at the exercise price of the call option plus the premium paid. Pending exercise of the call option, the fund could invest the exercise price of the call option, which would otherwise have been used for the immediate purchase of the security, in short-term investments providing additional current return. At times, the net costs of acquiring securities in this manner may be less than the cost of acquiring the securities directly. So long as it holds such a call option rather than the underlying security itself, the fund is partially protected from any unexpected decline in the market price of the underlying security and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The fund also could purchase call options on U.S. government securities to increase its return to investors at a time when the call is expected to increase in value because of anticipated appreciation of the underlying security. The fund would not purchase a call option if, as a result of the purchase, more than 10% of the fund’s assets would be invested in call options.

The fund may enter into closing transactions with respect to put and call options that it purchases, exercise the options, or permit the options to expire. Profit or loss from a closing transaction will depend on whether the amount the fund received in the transaction is more or less than the premium paid for the options plus any related transaction costs.

Although the fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular options or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.

In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violations of these limits, and it may impose certain other sanctions.

The trading market in options on U.S. government securities has varying degrees of depth for various securities. The manager will attempt to take appropriate measures to minimize risks relating to the fund’s writing and purchasing put and call options, but there can be no assurance the fund will succeed in an options program.

Zero Coupon Securities

The fund may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally at significantly less than its face value. Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

Repurchase Agreements

The fund may engage in repurchase agreement transactions on U.S. government securities with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SBFM, acting under the supervision of the fund’s board of directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund may enter into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities, Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements

The fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the fund and its agreement to repurchase the instrument at a specified time and price. The fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker/dealers and other financial institutions. The fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the Investment Company Act of 1940, as amended (“the 1940 Act”) reverse repurchase agreements may be considered borrowings by the seller.

Reverse repurchase agreements create opportunities for increased returns to the shareholders of the fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if this type of leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the fund will be less than if the reverse repurchase agreement had not been used.

The fund may invest up to 33% of its net assets in reverse repurchase agreements.

When-Issued Securities and Delayed Delivery Transactions

In order to secure what the manager considers to be an advantageous price or yield, the fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public’s perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued basis or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

The fund will at all times maintain in a segregated account, cash or liquid securities equal to the amount of the fund’s when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the account may have a leveraging effect on the fund’s assets. That is, to the extent that the fund remains substantially fully invested in securities at the time it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the fund will meet its obligations from then-available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the fund’s payment obligations).

Lending of Portfolio Securities

Consistent with applicable regulatory requirements the fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The fund may not lend its portfolio securities to Citigroup Global Markets Inc. (“CGM”) or its affiliates without specific authorization from the SEC. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government or its agencies which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with CGM and which is acting as a “finder.”

In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities, as well as either investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund’s board of directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

Transactions in Interest Rate Futures Contracts and Related Options

The fund may enter into interest rate futures contracts and options on interest rate futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the fund for the purpose of hedging against changes in the value of its portfolio securities because of anticipated changes in interest rates and market conditions and not for purposes of speculation. The Commodity Futures Trading Commission (the “CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a fund’s long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of specified interest rate sensitive financial instruments (debt securities) at a specified price, date, time and place.

The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in interest rates on securities without actually buying or selling the securities. For example, if the fund owns long-term U.S. government securities and interest rates are expected to increase, the fund may enter into a futures contract to sell

U.S. Treasury Bonds. Such a transaction would have much the same effect as the fund’s selling some of the long-term bonds in its portfolio. If interest rates increase as anticipated, the value of certain long-term U.S. government securities in the portfolio would decline, but the value of the fund’s futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it may have otherwise. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by the fund, an increase in the value of the futures contracts can only mitigate—but not totally offset—the decline in the value of the portfolio. If, on the other hand, the fund held cash reserves and interest rates are expected to decline, the fund may enter into futures contracts for the purchase of U.S. government securities in anticipation of later purchases of securities. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon entering into a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in futures or options on futures, it must deposit and maintain in a segregated account with its custodian an amount of cash or cash equivalents equal to the total market value of such futures contract, less the amount of initial margin for the contract and any profits on the contract that may be held by the broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the manager to predict correctly movements in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of the fund. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities which are the subject of the hedge. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

If the fund had hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

Purchasing Options.    Options on interest rate futures contracts are similar to options on securities, except that an option on an interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a position, in an interest rate futures contract (rather than to purchase securities) at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to take a long position, and obligates its writer to take a short position, in a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to enter into a short position, and the writer has the obligation to enter into a long position in such contract at the exercise price during the option period. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs), and there are no daily cash payments to reflect changes in the value of the underlying contract. However, the value of the option does change daily and that change is reflected in the net asset value of the fund.

The purchase of put options on interest rate futures contracts is analogous to the purchase of protective puts on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. The fund may purchase put options on interest rate futures contracts if the manager anticipates a rise in interest rates. Because of the inverse relationship between trends in interest rates and the values of debt securities, a rise in interest rates would result in a decline in the value of the fund’s portfolio securities. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the manager expects interest rates to rise, the fund would seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

The fund may purchase call options on interest rate futures contracts if the manager anticipates a decline in interest rates. Historically, unscheduled prepayments on mortgage-backed securities (such as GNMA certificates) have increased in periods of declining interest rates, as mortgagors have sought to refinance at lower interest rates. As a result, if the fund purchases such securities at a premium prior to a period of declining interest rates, the subsequent prepayments at par will reduce the yield on such securities by magnifying the effect of the premium in relationship to the principal amount of securities, and may, under extreme circumstances, result in a loss to the fund. This effect may not be offset by any appreciation in value in a debt security normally attributable to the interest rate decline. To protect itself against the possible erosion of principal on securities purchased at a premium, the fund may purchase call options on interest rate futures. The option would increase in value as interest rates decline, thereby tending to offset any reductions of the yield on portfolio securities purchased at a premium resulting from the effect of prepayments on the amortization of such premiums.

Writing Options.    The fund may write put and call options on interest rate futures contracts other than as part of closing sale transactions, in order to increase its ability to hedge against changes in interest rates. A call option gives the purchaser of such option the right to take a long position, and obligates the fund as its writer to take a short position, in a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to take a short position, and obligates the fund as the writer to take a long position, in such contract at the exercise price during the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the debt securities that are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the fund’s holdings of debt securities. If a put option is exercised, the net cost to the fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the fund’s purchase price upon exercise of the option may be greater than the price at which the debt securities might be purchased in the cash market, and, therefore, a loss may be realized when the difference between the exercise price and the market value of the debt securities is greater than the premium received for writing the option.

As is currently the case with respect to its purchases of futures, the fund will write put and call options on interest rate futures contracts only as a hedge against changes in the value of its securities that may result from market conditions, and not for purposes of speculation.

When the fund writes a call or a put option, it will be required to deposit initial margin and variation margin pursuant to brokers’ requirements similar to those applicable to interest rate futures contracts described above. In addition, net option premiums received for writing options will be included as initial margin deposits. At any time prior to the expiration of the option, the fund may elect to close the position.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. These risks include the lack of assurance of perfect correlation between price movements in the option on interest rate futures, on the one hand, and price movements in the portfolio securities that are the subject of the hedge, on the other hand. In addition, the fund’s writing of put and call options on interest rate futures will be based upon predictions as to anticipated interest rate trends, which predictions could prove to be inaccurate. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid market, and there can be no assurance that such a market will be maintained or that closing transactions will be effected. Moreover, the option may not be subject to daily price fluctuation limits while the underlying futures contract is subject to such limits, and as a result normal pricing relationships between options and the underlying futures contract may not exist when the future is trading at its price limit. In addition, there are risks specific to writing (as compared to purchasing) such options.

Under policies adopted by the board of directors, the fund’s investment in premiums paid for call and put options at any one time may not exceed 5% of the value of the fund’s total assets.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The U.S. government does not guarantee the market value or the current yield of government securities. The fund’s net asset value, yield, and total return will fluctuate and are not guaranteed by the U.S. government.

The market values of the securities in which the fund invests will fluctuate with changes, real or anticipated, in the level of interest rates. The fund’s net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the fund’s yield will vary based on the yield of its portfolio securities. Generally, as interest rates rise, the value of the securities held by the fund will decline. Conversely, if interest rates decline, the value of the securities held by the fund will increase. This effect is usually more pronounced for longer-term securities, like those in which the fund invests. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities. Mortgage-backed securities in which the fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

INVESTMENT RESTRICTIONS

Restrictions numbered 1 through 7 below have been adopted by the fund as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund’s outstanding shares. The remaining restrictions may be changed by a vote of the fund’s board of directors at any time.

The fund will not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

5.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

8.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.  Purchase or sell oil, gas or other mineral exploration or development programs.

10.  Purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities which are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities.

11.  Purchase any security if as a result the fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies that have been in continuous operations for fewer than three years, except that this restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners and guarantors of underlying assets.)

12.  Make investments for the purpose of exercising control or management.

13.  Engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that (a) the fund may purchase and sell options on U.S. government securities, write covered put and call options on U.S. government securities and enter into closing transactions with respect to such options and (b) the fund may sell interest rate futures contracts and write put and call options on interest rate futures contracts.

Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate disclosure to investors. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund’s assets will not constitute a violation of such restriction.

Diversified Classification

The fund is classified as a diversified fund under the 1940 Act. In order to be classified as a diversified investment company under the 1940 Act, the fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer. For the purposes of diversification under the 1940 Act, the identification of the issuer of securities depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity is deemed to be the sole issuer.

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

Overall responsibility for management and supervision of the fund rests with the fund’s board of directors. The directors approve all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund’s distributor, manager, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager.

The directors, including directors who are not “interested persons” of the fund or the manager as defined in the 1940 Act (“independent directors”) and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Dwight B. Crane c/o Harvard Business School Soldier Field Road Morgan Hall #375 Boston, MA 02163 Age: 67	Director	1995	Professor, Harvard Business School	49	None

Burt N. Dorsett 201 East 62nd Street New York, NY 10021 Age: 74	Director	1984	President of Dorsett McCabe Management, Inc., an investment counseling firm; Chief Investment Officer-Leeb Capital Management, Inc. 1999-Present	27	None

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Elliot S. Jaffe The Dress Barn Inc. 30 Dunnigan Drive Suffern, NY 10901 Age: 78	Director	1985	Chairman of The Dress Barn, Inc.	27	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Fl. New York, NY 10172 Age: 72	Director	1995	Attorney	55	None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Age 72	Director	1994	Chief Executive Officer-Performance Learning Systems	27	None

INTERESTED DIRECTOR
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Age: 53	Chairman, President and Chief Executive Officer	2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None
** Mr. Gerken is a director who is an “interested person” of the fund as defined in the 1940 Act because he is an officer of the manager and certain of its affiliates.

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
EXECUTIVE OFFICERS
Andrew B. Shoup CAM 125 Broad Street, 11th Fl. New York, NY 10004 Age: 47	Senior Vice President Chief Administrative Officer	2003	Director of CAM; Senior Vice President Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer and Chief Financial Officer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
James M. Giallanza CAM 125 Broad Street, 11th Fl. New York, NY 10004 Age 38	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Fl. New York, NY 10022 Age 41	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Fl. Stamford, CT 06902 Age: 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Fl. New York, NY 10004 Age: 38	Controller	2002	Vice President of CGM; Controller of certain funds associated with Citigroup	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Fl. New York, NY 10022 Age: 39	Vice President and Investment Officer	2002	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
David Torchia CAM 399 Park Avenue, 4th Fl. New York, NY 10022 Age: 43	Vice President and Investment Officer	2002	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

*	Each director and officer serves until his or her successor has been duly elected and qualified.

For the calendar year ended December 31, 2003, the directors beneficially owned equity securities of the fund and all registered investment companies overseen by the directors within the dollar ranges presented in the table below:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Herbert Barg(1)	None	None
Dwight B. Crane	None	Over $100,000
Burt N. Dorsett	None	None
Elliot S. Jaffe	None	None
Stephen E. Kaufman	None	None
Joseph J. McCann(2)	None	None
R. Jay Gerken	None	Over $100,000
Cornelius C. Rose, Jr.	$10,001 - $50,000	Over $100,000

(1)	Mr. Barg became a director emeritus on December 31, 2003.
(2)	Mr. McCann elected to retire as director on June 30, 2004 and became a director emeritus.

As of December 31, 2003, none of the independent directors of the fund, or his or her immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent directors of the fund, namely Messrs. Crane, Dorsett, Jaffe, Kaufman, and Rose.

In accordance with its written charter adopted by the board of directors, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund’s audits, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent directors of the fund for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Nominating Committee is charged with the duty of making all nominations for independent directors to the board of directors. The Nominating Committee will consider nominees recommended by the fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund’s Secretary. The Nominating Committee met once during the fund’s most recent fiscal year.

The fund also has a Pricing Committee, composed of the Chairman of the Board and two independent directors which is charged with determining fair value prices for securities when required. The Pricing Committee did not meet during the Fund’s most recent fiscal year.

No officer, director or employee of SBFM or any of its affiliates receives any compensation from the fund for serving as an officer or director of the fund. The fund pays each director who is not an officer, director or employee of SBFM or any of its affiliates a fee of $4,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the most recent calendar year, the total aggregate reimbursement of out-of-pocket expenses was $7,617.

The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each director during the fund’s last fiscal year and the total compensation paid by the CAM Mutual Fund Complex for the calendar year ended December 31, 2003. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its directors and officers. CGM compensates the officers of the fund.

Name of Person	Aggregate Compensation From Fund FYE 7/31/04	Total Pension or Retirement Benefits Accrued As part of Fund Expenses	Compensation from Company and Fund Complex Paid to Directors	Number of Portfolios for Which Director Serves Within Fund Complex
Herbert Barg(3)	$5,200	$0	$127,962	42
Dwight B. Crane(2)	7,800	0	168,875	49
Burt N. Dorsett(2)	6,600	0	66,050	27
Elliot S. Jaffe(2)	6,100	0	58,250	27
Stephen E. Kaufman(2)	5,200	0	119,350	55
Joseph J. McCann(4)	6,450	0	66,050	28
R. Jay Gerken(1)	0	0	0	221
Cornelius C. Rose, Jr.(2)	6,300	0	63,000	27

(1)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
(2)	Designates member of Audit Committee.
(3)	Mr. Barg became director emeritus on December 31, 2003.
(4)	Mr. McCann elected to retire as a director on June 30, 2004 and became a director emeritus.

At the end of the year in which they attain age 80, directors are required to change to emeritus status. A director emeritus is entitled to serve in emeritus status for a maximum of 10 years, during which time he is paid 50% of the annual retainer fee and meeting fees otherwise applicable to directors, together with reasonable out-of-pocket expenses for each meeting attended. A director emeritus may attend meetings but has no voting rights. During the fund’s last fiscal year, aggregate compensation plus expenses paid to directors emeritus was $13,650.

As of November 15, 2004, the directors and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of November 15, 2004, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record more than 5% of the shares of the following class:

Name of Shareholder	% of Shares Class Y
Smith Barney Allocation Series	19.54%
SB Allocation Balanced
State Street Bank, Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Allocation Series	14.04%
Select Balanced
State Street Bank, Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Allocation Series	9.4%
SB Allocation Conservative
State Street Bank, Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney	9.25%
Illinois College Pro Port 2
State Street Bank, Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney	8.50%
Illinois College Pro Port 3
State Street Bank, Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Allocation Series	5.56%
SB Allocation Income
State Street Bank, Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney	12.38%
Illinois College Pro Port 4
State Street Bank, Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney	9.33%
Illinois College Pro Port 5
State Street Bank, Attn: James Casey
61 Broadway
New York, NY 10006-2701

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator—SBFM

SBFM serves as investment manager to the fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the fund which was most recently approved by the board of directors, including a majority of the independent directors, on July 14, 2004. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup. Subject to the supervision and direction of the board of directors, the manager manages the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2004 of approximately $111,128,579,095 billion.

The Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund’s board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the independent directors with such independent directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Investment Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Advisory Agreement

At a meeting held on July 14, 2004, the board of directors considered the continuation of the fund’s investment advisory agreement between the manager and the fund for another year. The board of directors, including the independent directors, considered the reasonableness of the investment advisory fee with respect to the fund in light of the extent and quality of the investment advisory services provided and additional benefits received by the manager and its affiliates in connection with providing services to the fund, compared the fees charged by the manager to the fund to those charged by the manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the performance of the fund relative to a selected peer group, the fund’s total expenses in comparison to funds within the peer group, and other factors. For their review, the board utilized materials prepared by an independent third party. In addition, the board noted information received at regular meetings throughout the year relating to fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager.

In analyzing the expenses incurred by the manager with respect to the fund, the board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates. The board also considered the expenses of the fund in comparison to those of funds within the peer group. The board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on the benefits of economies of scale to the fund.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the investment advisory agreement with respect to the fund. The independent directors were advised by separate independent legal counsel throughout the process.

The fund pays the manager a fee for investment advisory services computed daily and paid monthly at the annual rate of 0.45% of the value of its daily net assets. For the fiscal years ended July 31, 2002, 2003 and 2004, the fund incurred $1,977,538, $2,105,927 and $1,994,850, respectively, in investment advisory fees.

SBFM also serves as administrator to the fund pursuant to a written agreement (the “Administration Agreement”). As administrator SBFM: (a) assists in supervising all aspects of the fund’s operations; (b) supplies the fund with office facilities (which may be in SBFM’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges (“Deferred Sales Charges”) and similar fees and charges and (iii) distribution fees; (c) provides internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (d) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

The fund pays the manager a fee for administrative services computed daily and paid monthly at the annual rate of 0.20% of its daily net assets. For the fiscal years ended July 31, 2002, 2003 and 2004 the fund paid SBFM $878,906, $935,967 and $886,600, respectively, in administration fees.

The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of directors of the fund who are not officers, directors, shareholders or employees of CGM or the manager; SEC fees and state blue sky notice fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or board of directors of the fund.

Independent Registered Public Accounting Firm

KPMG LLP, 757 Third Avenue, New York, New York 10017, have been selected as the fund’s independent registered public accounting firm to examine and report on the fund’s financial statements and financial highlights for the fiscal year ending July 31, 2005.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038, serves as counsel to the independent directors of the fund.

Custodian, Transfer Agent and Sub-Transfer Agent

State Street Bank and Trust Company (“State Street”), located at 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian of the fund’s assets pursuant to a custodian agreement (the “Custody Contract”) with the fund. Under the Custody Contract, State Street (i) holds and transfers portfolio securities for the account of the fund, (ii) accepts receipts and makes disbursements of money on behalf of the fund’s securities and (iii) makes periodic reports to the board of directors concerning the fund’s operations.

Citicorp Trust Bank, fsb (the “transfer agent”), located at 125 Broad Street, New York, New York 10004, serves as the fund’s transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

PFPC Inc. (the “sub-transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940, serves as the sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Code of Ethics.    Pursuant to Rule 17j-1 of the 1940 Act and Rule 204 A-1 under the Investment Adviser’s Act of 1940, as amended, the fund, its manager and principal underwriter each have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of each of the code of ethics of the fund, its the manager and principal underwriter are on file with the SEC.

Proxy Voting Guidelines and Procedures.    Although individual directors may not agree with particular policies or votes by the manager, the board has approved delegating proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager, as the case may be, would vote the proxy in accordance with the principals set forth in the its proxy voting policies and procedure, including the procedures used when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund, the manager, on the other.

Attached as Appendix A is a summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of the fund’s shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to the portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://CitigroupAm.com and (3) on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR

CGM, located at 388 Greenwich Street, New York, New York 10013 serves as the fund’s distributor pursuant to a written agreement dated June 5, 2000 (the “Distribution Agreement”).

Initial Sales Charges

The aggregate dollar amount of commissions on Class A and C shares received by CGM were as follows:

Class A Shares

For the fiscal year ended July 31:
2004	$64,000
2003	$168,000
2002	$228,000

Class C Shares

For the fiscal year ended July 31:
2004	$7,000
2003	$61,000
2002	$69,000

Deferred Sales Charges

Class A Shares

For the fiscal year ended July 31:
2004	$0
2003	$0
2002	$3,000

Class B Shares

For the fiscal year ended July 31:
2004	$107,000
2003	$109,000
2002	$74,000

Class C Shares

For the fiscal year ended July 31:
2004	$6,000
2003	$9,000
2002	$9,000

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and CGM may benefit from the temporary use of the funds. The fund’s board of directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory Agreement for continuance.

Distribution Arrangements.    To compensate CGM for the services it provides and for the expenses it bears, the fund has adopted a services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the fund pays CGM a distribution fee with respect to the Class B and Class C shares primarily intended to compensate CGM for its initial expense of paying financial consultants a commission upon sales of those shares. The Class B and Class C distribution fee is calculated at the annual rate of 0.50% and 0.45%, respectively, of the value of the fund’s average daily net assets attributable to the shares of the respective class.

The following service and distribution fees were incurred during the periods indicated:

DISTRIBUTION PLAN FEES

	Year Ended 7/31/04	Year Ended 7/31/03	Year Ended 7/31/02
Class A	$590,537	$682,059	$684,070
Class B	220,745	302,509	247,066
Class C	97,002	151,028	94,026

CGM will pay for the printing, at the printer’s overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the fund under the Plan.

CGM incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses to Service Agents as expressed in the following table:

Fiscal Year Ended July 31:	Financial Consultant Compensation	Branch Expense	Marketing and Advertising Expense	Printing Expense	Total Expense
2004	$475,249	$496,583	$15,081	$35,592	$1,022,506

Under its terms, the Plan continues in effect from year to year, provided such continuance is approved annually by vote of the fund’s board of directors, including a majority of the independent directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors and independent directors in the manner described above. The Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the independent directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the class. Pursuant to the Plan, CGM will provide the fund’s board of directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the fund are made by the manager, subject to the overall review of the fund’s board of directors. Although investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

Allocation of transactions on behalf of the fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the fund’s shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

The fund has not paid any brokerage commissions for portfolio transactions during the past three fiscal years.

For the fiscal year ended July 31, 2004, the fund held the following securities issued by its regular broker-dealers:

Issuer	Number of Shares
None	0

PORTFOLIO TURNOVER

The fund generally does not engage in short-term trading but intends to purchase securities for long-term capital appreciation. A portfolio turnover rate of 100% would occur if all of the securities in the fund’s portfolio were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. For the fiscal years ended July 31, 2004 and 2003, the fund’s portfolio turnover rate inclusive of mortgage dollar roll transactions was 855% and 457%, respectively. For the year ended July 31, 2004 the Fund’s portfolio turnover rate was 40%, excluding mortgage dollar roll transactions.

Future portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the fund’s shares. In addition, to the extent the fund realizes net short-term capital gains as the result of more portfolio transactions, distributions of such gains would be taxable to shareholders as ordinary income.

PURCHASE OF SHARES

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of Investment	Sales Charge as a % of Transaction	Sales Charge as a % of Amount Invested	Broker/Dealer Commission as % of Offering Price
Less than $25,000	4.50	4.71	4.00
$ 25,000–49,999	4.00	4.17	3.60
$ 50,000–99,999	3.50	3.63	3.20
$100,000–249,999	2.50	2.56	2.25
$250,000–499,999	1.50	1.52	1.35
$500,000 and over	*	*	*

*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Class A initial sales charges are waived for the following types of investors:

•	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with Citigroup Global Markets Inc.

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the Age of 21 or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions.”

Class C Shares.    Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions”.

Class Y Shares.    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, and for shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all such Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a UIT sponsored by CGM, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the sub-transfer agent. Share certificates are no longer issued. Outstanding share certificates will continue to be honored.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange Inc. (“NYSE”), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund’s agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder’s CGM brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant’s employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant’s prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distributed proceeds from the sale of the Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice Program and to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Right of Accumulation.    Class A shares of the fund may be purchased by any “person” (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent—Class A Shares.    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the “Amount of Investment” as referred to in the sales charge table on page 27 includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.

Letter of Intent—Class Y Shares.    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of at least $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund’s Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

“Deferred Sales Charge Shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	4.50%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth through eighth	0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares owned by the shareholder, as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (but automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder’s shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59½; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Smith Barney Funds Retirement Program

The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

The class of shares you may purchase depends on the amount of your initial investment:

Class A Shares.    Class A shares may be purchased by plans investing at least $3 million.

Class C Shares.    Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A Deferred Sales Charge, however, is imposed on certain redemptions of Class C shares, and on redemption of Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in the fund’s financial statements, incorporated by reference in their entirety into this SAI.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A (net asset value plus 4.71% of net asset value per share)	$13.16

REDEMPTION OF SHARES

The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund’s shareholders.

Share Certificates

The fund no longer issue share certificates but outstanding share certificates will continue to be honored. If you hold share certificates it will take longer to exchange or redeem shares.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder’s account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distribution in Kind

If the board of directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders of the fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. (With respect to Withdrawal

Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, continued withdrawal payments will reduce the shareholder’s investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the sub- transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their Service Agent or the sub-transfer agent.

Additional Information Regarding Telephone Redemption And Exchange Program

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

VALUATION OF SHARES

Each Class’s net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.

The fund’s net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund’s net assets attributable to each Class by the total number of shares of the Class outstanding. Generally, the fund’s investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the fund’s board of directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the fund’s board of directors determines that amortized cost is the fair value of those instruments. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

In determining the market value of portfolio investments, the fund may employ outside organizations (each, a “Pricing Service”) which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of the fund under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.

EXCHANGE PRIVILEGE

Shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same Class of other Smith Barney mutual funds, on the basis of relative net asset value per share at the time of exchange as follows:

A.  Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney mutual funds.

B.  Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C.  Class C shares of the fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class C shares of the fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding Exchanges.    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund’s policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions

The fund’s policy is to distribute its net investment income monthly and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary earnings and realized capital gains, in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly at the sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvestment option.

The per share dividends on Class B and Class C shares of the fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

TAXES

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

As a regulated company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

On July 31, 2004, the unused capital loss carryforwards of the fund were approximately $17,187,000. For federal income tax purposes, these amounts are available to be applied against the fund’s future realized capital gains that are realized prior to the expiration of applicable carryforwards, if any. The carryforwards expire as follows:

	July 31, 2008	July 31, 2009	July 31, 2011	July 31, 2012
Carryforward Amount	$14,114,000	$941,000	$718,000	$1,414,000

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its net investment income for that year and (ii) 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction), which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund might be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in forward contracts, options and futures contracts to the extent permitted will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so called “section 1256 contracts”, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and to the extent permitted are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). None of the fund’s dividends are expected to be eligible for the corporate dividends received deduction or for treatment as “qualified dividend income” for purposes of taxation at long-term capital gains rates.

Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding.    The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation.    Distributions also may be subject to state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Dividends by a fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of a fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest, interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder and bank deposits, reduced by expenses that allocable to such income) and (ii) are paid in respect of a fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short term capital gain over the fund’s net long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or a substitute Form).

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

Fund History.    The fund was incorporated on June 15, 1984 under the name Shearson Government Mortgage Income Fund Inc. On October 14, 1994, the Fund changed its name to Smith Barney Managed Governments Fund Inc.

Minimum Account Size.    The fund reserves the right to liquidate involuntarily any shareholder’s account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

Voting Rights.    The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund’s outstanding shares and the fund will assist shareholders in calling such a meeting. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one or more of the classes.

Annual and semi-annual reports.    The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

FINANCIAL STATEMENTS

The fund’s annual report for the fiscal year ended July 31, 2004 is incorporated herein by reference in its entirety. The certified shareholder report was filed on October 12, 2004, Accession Number 00011 93125-04-169613.

OTHER INFORMATION

Styles of Fund Management:    In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—our portfolio manager driven funds

Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Premier Selections Series—our best ideas, concentrated funds

We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broad, multiclass and multicap products that are distinguished by a highly concentrated focus.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—our solution to funds that stray

Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A

Proxy Voting Policies and Procedures

The independent directors of the fund have delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to

A-1

the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

A-2

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

November 26, 2004

SMITH BARNEY MANAGED

GOVERNMENTS FUND INC.

125 Broad Street

New York, New York 10004

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

PART A-Prospectus

PART B-Statement of Additional Information

PART C-Other Information

Item 22.	Exhibits

All references are to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) on June 29, 1984 (File Nos. 2-91948 and 811-4061).

(a) (1)	Registrant’s Articles of Incorporation dated June 18, 1984 are incorporated by reference to the Registration Statement.

(a) (2)	Form of Articles of Amendment to Articles of Incorporation dated August 20, 1984, May 20, 1988, November 4, 1992, November 19, 1992, July 30, 1993 and October 14, 1994 and November 7, 1994, respectively, are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on November 7, 1994 (“Post-Effective Amendment No. 20”).

(a) (3)	Articles of Amendment to Articles of Incorporation dated June 1, 1998, as filed with the SEC on November 27, 1998 (“Post-Effective Amendment No. 25).

(a) (4)	Articles of Amendment to Articles of Incorporation dated April 29, 2004 are filed herein.

(b)	Amended and Restated By-Laws are Incorporated by reference to Post-Effective Amendment No. 31

(c) (1)	Registrant’s form of stock certificate for Class A shares is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on August 8, 1985 (“Pre-Effective Amendment No. 1”).

(c) (2)	Registrant’s form of stock certificate for Class B shares is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement as filed with the SEC on October 23, 1992 (“Post-Effective Amendment No. 13”).

(d) (1)	Investment Advisory Agreement dated July 30, 1993 between the Registrant and Greenwich Street Advisors is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC on September 30, 1993 (“Post-Effective Amendment No. 16”)

(d) (2)	Form of Transfer of Investment Advisory Agreement dated as of November 7, 1994, among Registrant, Mutual Management Corp. and Smith Barney Fund Management LLC. (“SBFM”) (formerly Smith Barney Mutual Fund Management Inc.) is incorporated by reference to Post Effective Amendment No. 21 dated November 30, 1995.

(e) (1)	Broker Dealer Contract is incorporated by reference to Post-Effective Amendment No. 26 as filed with the SEC on September 29, 1999 (“Post-Effective Amendment No. 26”).

(e) (2)	Form of Distribution Agreement with Citigroup Global Markets Inc., (“CGM”) (formerly, Salomon Smith Barney Inc.), is incorporated by reference to Post-Effective Amendment No. 28.

(f)	Not Applicable.

(g)	Form of Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated as of June 29, 2001 is incorporated by reference to Post-Effective Amendment No. 30 dated November 22, 2002.

(h) (1)	Administration Agreement dated April 20, 1994 between the Registrant and SBFM (formerly, Smith, Barney Advisers, Inc.) is incorporated by reference to Post-Effective Amendment No. 20.

(h) (2)	Form of Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citicorp Trust Bank, fsb (“Citicorp Trust”) (formerly Citi Fiduciary Trust Company) is incorporated by reference to Post-Effective Amendment No. 28.

(h) (3)	Form of Sub-Transfer Agency Agreement dated October 1, 1999 between Citicorp Trust and PFPC Inc. (formerly, PFPC Global Fund Services) is incorporated by reference to Post-Effective Amendment No. 28.

(i)	Not Applicable.

(j)	Consent of Independent Accountants is filed herein.

(k)	Not Applicable.

(m)	Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant and CGM, is filed herein.

(n)	Rule 18f-3(d) Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 25.

(p) (1)	Code of Ethics of Citigroup Asset Management (“CAM”) is incorporated by reference to Post-Effective Amendment No. 28.

(p) (2)	Code of Ethics of CGM is incorporated by reference to Post-Effective Amendment No. 31.

Item 23.	Persons Controlled by or under Common Control with Registrant

None

Item 24.	Indemnification

Response to this item is incorporated by reference to Post-Effective Amendment No. 13.

Item 25.	Business and Other Connections of Investment Adviser — SBFM

SBFM was incorporated in December 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is a wholly owned subsidiary of CGM which in turn is a wholly owned subsidiary of Citigroup Inc. (“Citigroup”), SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act
(SEC File No. 801-8314).

Item 26.	Principal Underwriters

(a)	CGM, the Registrant’s distributor, is the distributor for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b)	The information required by this Item 26 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

Item 27.	Location of Accounts and Records

(1)	Smith Barney Managed Governments Fund Inc., 125 Broad Street New York, New York 10004

(2)	Smith Barney Fund Management LLC 399 Park Avenue New York, New York 10022

(3)	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110

(4)	Citicorp Trust Bank, fsb. 125 Broad Street New York, New York 10004

(5)	PFPC Inc. P. O. Box 9699 Providence, RI 02940-9699

(6)	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013

Item 28.	Management Services

Not applicable.

Item 29.	Undertakings

(a)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Smith Barney Managed Governments Fund Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under the rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 24th day of November, 2004.

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken,
Chairman of the Board

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
By:	/s/ R. Jay Gerken R. Jay Gerken	Chairman of the Board (Chief Executive Officer)	November 24, 2004

/s/ James Giallanza James Giallanza		Treasurer (Chief Financial and Accounting Officer)	November 24, 2004

/s/ Dwight Crane* Dwight Crane		Director	November 24, 2004

/s/ Burt N. Dorsett* Burt N. Dorsett		Director	November 24, 2004

/s/ Elliot S. Jaffe* Elliot S. Jaffe		Director	November 24, 2004

/s/ Stephen Kaufman* Stephen Kaufman		Director	November 24, 2004

/s/ Cornelius C. Rose, Jr.* Cornelius C. Rose, Jr.		Director	November 24, 2004

Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated November 1, 2004.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby makes, constitutes and appoints R. Jay Gerken, Andrew B. Shoup, James Giallanza, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, and each and any one of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director or Trustee of the Greenwich Street Series Fund, Smith Barney Appreciation Fund Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Investment Trust, Smith Barney Massachusetts Municipals Fund, Smith Barney Oregon Municipals Fund and Smith Barney Sector Series Inc., all documents, certificates, instruments, statements, filings and agreements (“documents”) to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended (collectively, the “Acts”), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A, Form N-2 or N-14 required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 1st day of November, 2004.

/s/ Dwight B. Crane	/s/ Burt N. Dorsett
Dwight B. Crane	Burt N. Dorsett

/s/ Elliott S. Jaffe	/s/ Stephen E. Kaufman
Elliott S. Jaffe	Stephen E. Kaufman

/s/ Cornelius C. Rose, Jr.
Cornelius C. Rose, Jr.

EXHIBIT INDEX

Exhibit No.	Exhibit
(a) (4)	Articles of Amendment to Articles of Incorporation

(j)	Consent of Independent Registered Public Accounting Firm

(m)	Amended and Restated Shareholder Services and Distribution Plan